Prepared by:

Jody L. Spencer, Esq. Rogers & Hardin LLP	Send Tax Notice to:
2700 International Tower	Ivan Associates, L.P.
229 Peachtree Street, N.E.	20 Mansell Court East, Suite 200
Atlanta, Georgia 30303-1601	Roswell, Georgia 30076

After recording, please return to:

Fidelity National Title Insurance Company
990 Hammond Drive, Suite 550
Atlanta, Georgia 30328
Attn: Ms. Cheryl Clark

SPECIAL WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS: That in consideration of TEN and No/100 Dollars ($10.00), and other good and valuable and sufficient consideration, to the undersigned Grantor, IVAN ASSOCIATES, L.P., a Georgia limited partnership (herein referred to as the “Grantor”), in hand paid by G&E HC REIT II MOBILE SNF, LLC, a Delaware limited liability company (herein referred to as the “Grantee”), the receipt of which is hereby acknowledged, the said Grantor does by these presents, grant, bargain, sell and convey unto the Grantee, the following described real estate, situated in Mobile County, Alabama, to wit:

[See Exhibit “A” attached hereto herein by reference (the “Property”)]

TOGETHER WITH (i) all buildings, improvements and fixtures located on the Property and (i) all rights, privileges and appurtenances pertaining to the Property.

TO HAVE AND TO HOLD, to the said Grantee, its successors and assigns, in fee simple, forever, subject to the matters set forth on Exhibit “B” attached hereto.

And said Grantor shall, warrant and defend the same to the said Grantee, its successors and assigns, forever against lawful claims of all persons claiming by, through or under Grantor, but not otherwise, except for claims arising under any matter set forth on Exhibit “B” hereto.

IN WITNESS WHEREOF, Grantor, by its President, James J. Andrews, who is authorized to execute this conveyance, has hereto set its signature, as of the 10th day of January, 2012.

IVAN ASSOCIATES, L.P., a Georgia limited partnership

By: /s/ James J. Andrews James J. Andrews, President

STATE OF GEORGIA	)
COUNTY OF FULTON	)

I, Janet C. Guy, a Notary Public in and for said County in said State, hereby certify that James J. Andrews whose name as President of IVAN ASSOCIATES, L.P., a Georgia limited partnership, is signed to the foregoing conveyance, and who is known to me, acknowledged before me on this day that, being informed of the contents of the conveyance, he, as such manager and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand and official seal, this the 28th day of December, 2011.

/s/ Janet C. Guy

Notary Public

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